EXHIBIT A

                             JOINT FILING AGREEMENT


      The undersigned agree that this Amendment No. 10 to Schedule 13D filed herewith relating to the shares of common stock of Chefs International, Inc. is filed jointly on behalf of each of the undersigned pursuant to Rule 13d-1(k) under the Exchange Act.

April 26, 2004                      /s/ Michael F. Lombardi
                                    ------------------------------------
                                    Michael F. Lombardi

                                    Lombardi & Lombardi, P.A.

                                    By:  /s/ Michael F. Lombardi
                                         -------------------------------
                                         Michael F. Lombardi, President

                                     Lombardi & Lombardi, P.A.
                                     Defined Benefit Pension Plan
                                     Dated June 28, 1984

                                    By:  /s/ Michael F. Lombardi
                                         -------------------------------
                                         Michael F. Lombardi, Trustee

                                    By:  /s/ Robert M. Lombardi
                                         -------------------------------
                                         Robert M. Lombardi

                                    By:  /s/ Joseph S. Lombardi
                                         -------------------------------
                                         Joseph S. Lombardi

                                    By:  /s/ Anthony M. Lombardi
                                         --------------------------
                                         Anthony M. Lombardi

                                     By:  /s/ Stephen F. Lombardi
                                          ------------------------------
                                          Stephen F. Lombardi

                                    Lombardi Restaurant Group, Inc.


                                    By:  /s/ Michael F. Lombardi
                                         -------------------------------
                                    Name:  Michael F. Lombardi
                                    Title: President